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                                                                    Exhibit 99.4

                              CONSULTING AGREEMENT


         THIS CONSULTING AGREEMENT (the "Agreement") is made as of the 29th day of March, 2001 by and between uDate.com, Inc. ("uDate"), a Delaware corporation, and Lee Zehrer ("Consultant").

1.       ENGAGEMENT OF CONSULTANT.

         uDate hereby engages Consultant to provide the services to uDate described herein, and Consultant hereby accepts such engagement, on the terms and conditions set forth below.

2.       DESCRIPTION OF SERVICES.

         Throughout the term of this Agreement, Consultant shall provide consulting services to uDate, as such services are requested by uDate from time to time and mutually agreed upon by the parties. Nothing herein shall limit Consultant's right to engage in employment outside of this Agreement, provided such employment is not inconsistent with the terms herein.

3.       COMPENSATION.

         (a) uDate shall pay Consultant a fee of $10,000 (US) per month, which shall be due and payable on the first day of each month during the term of this Agreement. In addition, uDate shall reimburse Consultant for any out-of-pocket expenses he incurs in providing services under this Agreement, provided that such expenses have been approved in advance by uDate.

         (b) In addition to the above compensation, uDate shall also provide to Consultant for his use and/or pay for the following: (i) health insurance for Consultant; (ii) an office; (iii) a laptop computer; (iv) a cell phone; (v) a DSL line at Consultant's residence; (vi) authorized business expenses of up to $500 per month (minus the costs of the cell phone and DSL line).

4.       TERM OF AGREEMENT, TERMINATION.

         This Agreement shall become effective on the date hereof and shall continue in full force and effect until the promissory note of even date issued in connection with the merger of Kiss.com, Inc. with and into a wholly-owned subsidiary of uDate is paid in full. In addition, Consultant may terminate this Agreement upon 30 days prior written notice to uDate.

5.       ASSIGNMENT OF INVENTIONS.

         If deemed reasonably necessary by uDate, Consultant agrees to enter into uDate's standard form of assignment of inventions agreement for any intellectual property created or developed by Consultant as a result of his services provided under this Agreement.

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6.       WARRANTIES.

         Consultant warrants that: (a) Consultant's performance of services pursuant to this Agreement will not violate any agreement or obligation between Consultant and a third party; and (b) all services provided by Consultant in connection with this Agreement shall be performed in a professional manner, shall be of high quality, and shall be in compliance with all applicable U.S. laws and regulations.

7.       COVENANT NOT TO DISCLOSE.

         7.1 Consultant recognizes that during the term of this Agreement, Consultant shall have access to certain Confidential Information (as defined below) relating to the business of uDate. Consultant agrees that all Confidential Information shall remain the exclusive property of uDate. At all times during or following the term of this Agreement, Consultant agrees not to disclose to anyone outside uDate, nor to use for any purpose other than in connection with the provision of services for uDate pursuant to this Agreement,
(i) any Confidential Information, or (ii) any information uDate has received from others, including its customers, which uDate is obligated to treat as confidential or proprietary.

         7.2 "Confidential Information" means any information or material, whether or not owned or developed by uDate, in which uDate or any third party to whom uDate is bound by an obligation of confidentiality regarding such information or material, has rights, and which Consultant may obtain knowledge of through or as a result of the provision of services pursuant to this Agreement. Without limiting the foregoing, Confidential Information means: (a) any and all software and any and all copyrighted materials which are proprietary to uDate; and (b) any and all business plans, marketing techniques and plans, financial materials, cost data, customer lists, pricing policies and other proprietary business information of uDate or its customers. Notwithstanding the foregoing, Confidential Information shall not include information that (i) Consultant lawfully obtains from any third party who has lawfully obtained such information; (ii) is generally available to the public or is later published or generally disclosed to the public by uDate; or (iii) was already known to or in the possession of Consultant prior to disclosure by uDate.

8.       NONCOMPETITION.

         For a period of two (2) years from the date of this Agreement, Consultant shall not engage in, be employed by, or work for on a contractual basis any person, business or business entity ("Competitor") which is engaged in internet personals and/or dating services. Notwithstanding the above, Consultant shall not be prohibited from engaging in business activities related to adult oriented web sites, which may include personals, that exclusively target alternative and/or adult oriented content. Further, Consultant shall not promote any new business venture as affiliated with Kiss.com or uDate.

9.       NONSOLICITATION.

         For a period of two (2) years from the date of this Agreement, Consultant shall not, directly or indirectly, (a) solicit any uDate employee to leave his or her employment with uDate,

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or (b) solicit business from clients, customers or account holders of
uDate. For purposes of the foregoing, Consultant shall not do any of the following: (a) disclose to any third party the names, backgrounds or qualifications of any uDate employees or otherwise identify them as potential candidates for employment; (b) personally or through any other person approach, recruit or otherwise solicit employees of uDate to work for any other employer; or (c) participate in any pre-employment interviews with any person who was employed by uDate during the term of this Agreement.

10.      RETURN OF MATERIALS.

         At the time of the expiration or termination of this Agreement, or sooner at the request of uDate, Consultant shall return all papers, drawings, notes, memoranda, manuals, specifications, designs, devices, documents, diskettes, tapes, prototypes and products, and any other material on any media containing or disclosing any confidential or proprietary technical or business information. Consultant shall also return any keys, pass cards, identification cards, or other property belonging to uDate.

11.      INJUNCTIVE RELIEF.

         Consultant acknowledges that any violation of this Agreement by Consultant shall cause irreparable injury to uDate and uDate shall be entitled to extraordinary relief in court, including, but not limited to, temporary restraining orders, preliminary injunctions, and permanent injunctions, without the necessity of posting bond or security. Consultant consents to uDate notifying anyone to whom Consultant may provide services of the existence and terms of this Agreement.

12.      INDEPENDENT CONTRACTOR STATUS.

         Consultant represents and agrees that he is engaged under this Agreement as an independent contractor and not an agent, employee or representative of uDate. Consultant has no authority to, and covenants and agrees that it will not, transact business, enter into agreements, or otherwise make commitments on behalf of uDate pursuant to this Agreement unless expressly authorized in writing by an officer of uDate. Consultant shall not be entitled to any rights or benefits under any bonus, pension, profit sharing, group insurance, death benefit, or any other benefit plan that uDate may provide for its employees. Notwithstanding the foregoing, the foregoing restrictions shall not limit or restrict in any way any rights or benefits to which Consultant may be entitled for as long as Consultant is a member of uDate's board of directors. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement, and Consultant agrees to indemnify uDate and hold it harmless to the extent of any obligation imposed on uDate to pay any withholding taxes, social security, unemployment or disability insurance or similar items, including interest and penalties thereon, in connection with any payments made to Consultant by uDate pursuant to this Agreement.

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13.      MISCELLANEOUS

         If court proceedings are required to enforce any provision of this Agreement, the prevailing party shall be entitled to an award of reasonable costs and expenses of litigation and any appeal, including reasonable attorneys' fees. This Agreement shall be governed by the laws of the State of Washington. Venue for any action arising out of this Agreement shall exist exclusively in King County, Washington, or in the Federal District Court for the Western District of Washington. If any provision of this Agreement is held to be unenforceable as written, it shall be enforced to the maximum extent allowed by applicable law. This Agreement is the final and complete expression of the parties' agreement on these subjects, and may be amended only in a writing signed by uDate and Consultant.

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DATED as of the day and year first set forth above.

UDATE:        uDate.com, Inc.

              By: /s/ Martin R. Clifford
                 --------------------------------
              Its: Executive Vice President
                  -------------------------------


CONSULTANT:   /s/ Lee Zehrer
              ----------------------------------
              Lee Zehrer


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